UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 16, 2002



                              MGP Ingredients, Inc.
             (Exact name of registrant as specified in its charter)




           KANSAS                    0-17196                48-0531200
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
      incorporation)              File Number)


                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)


                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 7.  Exhibits

     99.1 Press Release dated October 16, 2002.
     99.2 Press Release dated October 16, 2002.

Item 9. Regulation FD Disclosure.

     President and chief executive officer Ladd Seaberg will host a conference call to discuss fiscal 2003 first quarter results and certain forward-looking information at 9:00 a.m. CST on Tuesday, November 12, 2002. Internet access to the call will be available through the company's web site www.mgpingredients.com. The call can also be accessed by phone at (888) 417-2310 before 8:55 a.m. CST. Media and individuals will be in a listen-only mode, and participants are requested to log in a few minutes early.

     Attached as Exhibits 99.1 and 99.2 and incorporated into this Item 9 by reference are two press releases which the company issued on October 16, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MGP INGREDIENTS, INC.



Date: October 16, 2002                  By:/s/ Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer